Segment Information	12 Months Ended
Dec. 31, 2016
Segment Information
Segment Information

19. Segment Information

The Group has only one reportable segment since the Group does not distinguish revenues, costs and expenses between segments in its internal reporting, and reports costs and expenses by nature as a whole.

The Group’s chief operating decision maker, who has been identified as the Chief Executive Officer, reviews the consolidated results when making decisions about allocating resources and assessing performance of the Group as a whole. The Group does not distinguish among markets or segments for the purpose of internal reports.

All of the Company’s revenues for the years ended December 31, 2014, 2015 and 2016 were generated from the PRC. As of December 31, 2015 and 2016, all of the long-lived assets of the Group are located in the PRC, and no geographical segments are presented.